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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Kirkland's Inc., and Affiliates:

We consent to the use of our report included herein and to the reference to our firm under the headings "Experts" and "Selected Combined Financial Data" in the Prospectus.




                                       KPMG Peat Marwick LLP

Memphis, Tennessee
April 28, 1998